Exhibit 99.1

Safe Harbor Statement Statements in this presentation are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations that could be affected by risks and uncertainties, which include, but are not limited to, the risks described from time to time in Sun New Media Inc reports to the Securities and Exchange Commission, which include Sun New Media Inc's Forms 10KSB, 10QSB and 8-K. 1

Snap Shot China's leading multi-media powered, marketing and channel management company. Sun New Media builds e-enabled distribution systems, transaction platforms and business communities in China's fastest growing verticals, connecting buyers and sellers with a suite of turnkey digital media, e-commerce, and information management solutions. Ticker Symbol: SNMD.OB Organized: October 2004 Headquarters: Beijing, China Operations: Wuhan, China Employees: 180 Shares Outstanding/Fully Diluted: 86 mil / 116 mil Insider Stock Ownership (Diluted): 59% Revenue 2007E $190mm Earnings 2007E $36mm Long Term Debt: None 52 Week Hi/Low: $2.00 - $4.35 Fiscal year end - March 31 EPS: FY2007E: $0.43 Current Business Verticals Beverage - Launched June 2005 Hand-held Electronics - Launched Dec 2005 2

Mission To revolutionize the way Business does Business in China Today, business in China suffers from an incongruous purchasing and distribution infrastructure, preventing the efficient production and marketing of goods. Sun New Media's goal is to create multiple industry-specific, e-business communities that empower companies with vital industrial intelligence and highly effective transaction platforms--promoting cost efficiencies for sellers and cooperative pricing power for buyers Sun New Media's services will create nationwide opportunities for millions of China's businesses, as well as offer access into the Chinese market for international companies Sun New Media, supported by its long term relationships, is concentrating its initial efforts on developing channels in clearly defined vertical markets, which are large, fragmented and growing rapidly. SNMD Builds Distribution Communities in Multiple Verticals 3

Business Concept Technology Platforms: Transaction enabling, information services Integrated Channel Marketing Solutions, BTL communications support Nationwide trade & mass media, database, and marketing support Beverage Handheld Electronics Building Materials Luxury Apparel Auto Parts OTC Pharmaceuticals Existing Planned Verticals Acquisitions or JV's Others 4

Business Concept Channel Management Division Reseller of products and services of traditional "brick and mortar" businesses Establish distribution networks within 5 to 8 specific verticals in 2006 Offer ultra-efficient sales management solutions and integrated ordering and fulfillment systems Result: sales and logistical costs are reduced, margins improved and distribution problems abated Profits from this division support build-out of electronic marketplaces for captive business communities Sun Business Media Division Provides business intelligence through its e-publishing rights to140 trade publications across China as well as access to leading industrial associations, publishers, government and corporate databases that reach over 27 million businesses Sun New Media focuses on business opportunities that are scalable and sustainable 5

Business Concept Compass Multimedia - e-publishing production and interactive marketing (e-guides) Magzone Multimedia -Direct to consumer, e-publishing digital rights to over 800 magazines Lan Village - On-line woman's community featuring China's leading TV personality: Yang Lan Sun Business Network - Digital rights to the China Business Post, Wine and Dine and other key print publishing assets. .. Synergistic (Business-to-Consumer) Investments Incubated Companies - ownership under 20% Investments offers SNMD potential for additional proprietary technology applications, leveraging relationship network to enhance B to B core business and future growth opportunities 6

Business Model Channel Management Division Current verticals - beverage and hand-held electronics Turnkey, comprehensive solution for supply chain management Integrated sales force solution and management Offline fulfillment and logistics Sales-oriented - 90% of staff involved in sales related activity Industry targeted - In-depth knowledge of industry - viewed as industry authority Targeted point of sales marketing capabilities Revenue generated via Sales margin - gross margin average 20% Profits facilitate entry into transaction-based operations covering multiple verticals and national reach Future verticals: luxury apparel, building materials, auto parts, pharmaceuticals, it & electronic components, minerals, and others 7

Channel Management: Phase II Transaction-enabled electronic market places Business communities serve as the foundation for the deployment of Sun New Media's virtual trading platforms and e-marketplaces Channel Management division builds the e-market places and provides ongoing technical and logistical support Phase II revenue is generated without taking title to products, leaving higher margins and increased scalability Business Model 8

Business Model Sun Business Media Division Through intended agreements and alliances with 60+ vertical industry associations and several governmental regulatory agencies, Sun New Media acquires access to a database of more than 25 million domestic businesses and 5 million international buyers. Simultaneously, acquiring online rights to vertical specific trade publications. Currently the company has more than 140 trade magazines signed up. Strategy/buildup phase - no revenue associated 2006 Leverage one click e-reader technology to build user base and distribute content Knowledge Management Search, a vertical specific search engine with access to archives and an enormous digital library of industrial intelligence China Business Post: editorial content from China's leading business newspaper mixed with general business news and information builds user loyalty Net effect: Vertical specific killer content applications Advertising Revenues Stage 1: Database/Media Consolidation Stage 2: Content Push: Creating sticky, media/information-based communities 9

Business Model Catalogues: Membership revenue from vertical specific catalogue and e- commerce solutions using automated publishing technology. Human Resources: Vertical specific online recruitment and job search Training: Alliances with leading global content providers for customized e-learning solutions Service fee revenues 2007 Leverage database to create full service integrated marketing solutions, from advertising to direct sales, for global client base Data mining and information services expand scope of industrial intelligence and information services in virtuous circle Supported by potential JV with leading global direct/database marketing company Service and advertising revenue Stage 3: Value-Added Services, leveraging the community to expand revenue streams Stage 4: Integrated Database Marketing/Data Mining 10

Market Opportunity* Industry Market size CAGR SNMD share Beverage $37billion 27.6% $140 million Handheld Electronics $39billion 20.8% $35 million Pharmaceutical $31billion 25.72% -- Building Material $56billion 25.7% -- Auto Parts $36billion 10% -- Minerals $75billion 22% -- *References available on request 11

Sun New Media Financial Projections 12

Capital Structure 13

Leadership Dr. Bruno Zheng Wu - Co-Founder and Executive Chairman Dr. Wu has been at the forefront of Asian entrepreneurs for several years, playing an active leadership role in leading media companies across the Greater China Region. Dr. Wu is the co-Founder and Chairman of Sun Media Investment Holdings, Ltd. the second largest privately held media company in mainland China. From 2001-2002, Dr. Wu served as the co-chairman of SINA Corporation, the world's largest Chinese Internet media company. Prior to SINA, Dr. Wu served as Chief Operating Officer of ATV, one of only two free-to-air networks in Hong Kong. Dr. Wu is a member of both the International Council and the Foundation of The International Academy of Television Arts & Sciences in the United States and was appointed as the Chairman of the iEMMYs Festival from 2003-2005. Dr. Wu is a member of the International Council of Museum of Television & Radio in New York & Los Angeles, and serves as a Trustee of the Foreign Affairs University of China. Among other awards, Dr. Wu received the Super Media Star Award issued by Hong Kong and the Macau Distinguished Person's Society in October 1998. Dr. Wu received his Diploma of Studies in French civilization from the University of Savoie, France. He graduated with a Bachelor of Science in Business Administration-Finance from Culver-Stockton College in Missouri; received a Master of Arts in International Affairs degree from Washington University, Missouri and a Ph.D. in International Politics from the College of Law, Fudan University, Shanghai, China. 14

Executive Management Ricky Ang - Chief Executive Officer Mr. Ang, has over 30 years of entrepreneurial business experience. Prior to joining Sun New Media, Mr. Ang was Executive Vice Chairman and Managing Director of Sun Business Network, Ltd., a company he founded in 1994, which was listed on the Singapore Stock Exchange. Earlier, Mr. Ang was CEO of HB Media Holdings, a company he founded in 1993. Prior to Media Holdings, Mr. Ang was Senior Vice President at Times Publishing, Ltd., where he headed its printing division, expanding its printing business worldwide; and managed its manufacturing operations in Malaysia, Hong Kong and the UK. He also managed Times' Publishing sales offices in New York, San Francisco, London and Sydney. Mr. Ang graduated from the London College of Printing. Frank Zhao - Chief Financial Officer Prior to joining Sun New Media, Mr. Zhao was VP Finance at Hurray! Holdings, Ltd., a Beijing-based, wireless entertainment company; Controller at FARO Technologies, Inc., a $100 million manufacturer of computer aided laser measurement devices; VP Finance at Resort Reservations Network, an $80 million retail travel company (part of INTRAWEST company). In addition to his financial operations background, he also managed an IPO and two company mergers. Mr. Zhao was also a Senior Auditor at Price Waterhouse & Coopers' Washington, DC office, prior to which he served as Director of Finance for Pacific Dunlop Asia, Hong Kong for five years. Mr. Zhao has a Masters in Finance and Accounting from the University of Hartford in Connecticut, a BS in Economics from Beijing University, and is certified as a CPA 15

Board of Directors Kay Koplovitz - Vice Chairman (Corporate Governance Committee Chairman) Ms. Koplovitz launched the first sports network on cable TV, USA Network, in 1977 highlighting professional and collegiate athletics, which she sold n 1997. Other networks founded by Ms. Koplovitz include the Broadway TV Network and the Sci-Fi Channel, now reaching 100 million households. President Clinton appointed her as head of the National Women's Business Council in 1998. Ms. Koplovitz currently serves on the Board of Directors of the Liz Claiborne Company, and previously served on the boards of Instinet, Oracle, Nabisco and General Re. She is currently a trustee of the Museum of Television and Radio, The Central Park Conservancy, and The International Tennis Hall of Fame. William Adamopoulos As President and Publisher of Forbes Asia, Mr. Adamopoulos has responsibility for Forbes Asia and other business units in the Asia Pacific Region. Prior to this, Mr. Adamopoulos was VP and Managing Director of Forbes Asia Pacific. Joining Forbes as Managing Director in 1999, Adamopoulos established new Asian headquarters, and launched new local language editions of Forbes. Prior to Forbes, Mr. Adamopoulos was Publishing and Managing Director of the Asian Wall Street Journal, President of Dow Jones Publishing (Asia), and managing director of Dow Jones Interactive (Asia). Mr. Adamopoulos also held management positions at the Los Angeles Times and Thailand's National Multimedia Group. In June 2001, AdAge named Adamopoulos as one of the top 30 dealmakers in the media world. Mr. Adamopoulos graduated from Harvard College with a degree in Economics. 16

Board of Directors Dr. Herbert Kloiber Dr. Kloiber is Chairman and majority shareholder in Tele Munchen Group ("TMG"), one of Germany's leading TV and broadcasting companies. After a Ph. D. in law, Dr. Kloiber started his career at Beta/Taurus in the year 1970. In 1974 he was named Managing Director of Unitel. Three years later, he acquired Tele Munchen and developed the company's initial production operation into the fully integrated media corporation it is today. In addition to his work with TMG, he is Member of the Board of the Bavarian Film Funding Organization, and of Central European Media Enterprises. He is also Chairman of the Board of CineMedia Film AG, CinemaxX AG and ATV+. Dr. Herbert Kloiber was awarded with the Chevalier des Arts et Lettres, the Bavarian Order of Merit, the Directorate Award from the Academy of Television Arts and Sciences as well as the Grand Decoration of Honour for Services to the Republic of Austria. John Z. Li Mr. Li is currently Chairman and CEO of Auston International and Vice Chairman and President of Sun Media Investment Holdings, Ltd. Prior to this, Mr. Li was Senior Fund Manager (Japan & the Far East) and Head of the Pacific Region of Framlington Investment Management, Ltd. London. Mr. Li was also a journalist for the Xinhua News Agency of Beijing and London for several years. Mr. Li received an MBA from Middlesex University in London. Mr. Li did Post-graduate research at Hose University in Tokyo, and received a diploma in Journalism from the Thompson Foundation in London, and a BA in Economics from Peking University 17

Board of Directors Mr. Yu Bing Mr. Yu is currently an Executive Vice President at Lenovo Computers and was recently named President of the Lenovo/Asia Info group. Mr. Yu joined Lenovo in 1990 and since 1996 was the principal executive in charge of developing the company's channel sales distribution network. During his tenure, Lenovo grew into the largest PC maker and distributor in China and Asia, based in large part on the extensive network of sales distribution channels developed by Mr. Yu. in 2001, Mr. Yu was appointed to head the newly formed Lenovo IT Services Group. Under Mr. Yu's guidance, the group grew rapidly to more than 1,000 employees in less than 2 years and earned a coveted position amongst the 5 most powerful IT Services Brands in China. Mr. Yang Qi Mr. Yang's career has spanned leadership roles in a variety of large Chinese companies in industries ranging from sales and channel management, to product distribution, and real estate. Currently the Chairman of the Sui Yue North Highway Co.,Ltd., Mr. Yang is widely recognized as one of Central China's leading business figures. In 1998, Mr. Yang formed Hubei Hengda Zhiyuan Group Co., Ltd, the current owner of a number of companies including Hubei Zhengyuan, Ltd and Focus Channel Development. Both were recently acquired by Sun New Media, Inc. to serve as the cornerstone of the company's channel management services in the beverage and handheld electronics verticals. As a result of the transaction, Mr. Yang became a substantial shareholder of SNMD 18

Risks Internet adoption as a marketing channel is in the early stages in China Competitors in individual segments of SNMD business have longer operating histories and could have greater financial resources. The Company's ability to consistently offer new and innovative products and services to attract and retain an ever growing, loyal consumer base The Company's ability to correctly respond to competitive market conditions and manage intellectual property Changes in the Company's regulatory and economic environment The Company's ability to effectively control its expenses and properly manage working capital and future financing options SNMD ability to attract, retain and motivate qualified personnel SNMD ability to upgrade its technology to support increased traffic and expanded services and integration of all verticals for optimum economies of scale 19

Investment Summary Top management talent with a mission, a strong sense of urgency and success based compensation Strong Growth Opportunities - Expanding market (China), expanding number of verticals, expanding geography within each vertical, expanding product representation per vertical, expanding service offering per product represented Low Cost Operations (China advantage) - Margin expansion opportunities Additional value in supporting investments/incubation companies Interesting Valuation - approx. $450 million enterprise value addressing a multi-billion market opportunity - 20% net margins, high recurring revenues (60%), unique business model to China with limited competition due to high barriers to entry 20

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